UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2008

NEOSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10909	22-2343568
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

420 Lexington Avenue, Suite 450
New York, New York	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of NeoStem, Inc. (the “Company”) contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used in this Report, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan", "intend," "may," "will," "expect," "believe", "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, (i) the Company’s ability to manage the business despite continuing operating losses and cash outflows; (ii) the Company’s ability to obtain sufficient capital or a strategic business arrangement to fund its operations; (iii) the Company’s ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) competitive factors and developments beyond the Company’s control; (v) scientific and medical developments beyond the Company’s control; (vi) the Company’s inability to obtain appropriate governmental licenses or any other adverse effect or limitations caused by government regulation of the business; (vii) whether any of the Company’s current or future patent applications result in issued patents; and (viii) the other factors listed under “Risk Factors” in our annual report on Form 10-K/A for the year ended December 31, 2007 and other reports that we file with the Securities and Exchange Commission. The Company’s filings with the Securities and Exchange Commission are available for review at www.sec.gov under “Search for Company Filings.”  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

On October 23, 2008, the Company completed a private placement of securities pursuant to which $250,000 in gross proceeds was raised (the “October 2008 private placement”). On October 15, 2008, the Company entered into a Subscription Agreement (the "Subscription Agreement") with an accredited investor listed therein (the "Investor"). Pursuant to the Subscription Agreement, the Company issued to the Investor 200,000 units (the "Units") at a per-unit price of $1.25, each Unit comprised of one share of its common stock, par value $.001 per share (the "Common Stock") and one five-year warrant to purchase one share of Common Stock at a purchase price of $1.75 per share (the "Warrants"). The Warrants are not exercisable for a period of six months. In the October 2008 private placement, the Company thus issued 200,000 Units to the Investor consisting of 200,000 shares of Common Stock and 200,000 Warrants, for an aggregate purchase price of $250,000. The issuance of the Units was subject to the prior approval of the American Stock Exchange, which approval was obtained on October 23, 2008, and on that date the Units were issued.

Pursuant to the terms of the Subscription Agreement, the Company is required to prepare and file no later than one hundred and eighty (180) days after the final closing of the October 2008 private placement, a Registration Statement with the SEC to register the resale of the shares of Common Stock issued to the Investor and the shares of Common Stock underlying the Warrants.

The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions by an issuer not involving a public offering. The offer and sale of such securities were made without general solicitation or advertising to an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

Item 8.01. Other Events.

NeoStem Secures $800,000 in Federal Funding

The Company is to be the recipient of $800,000 in Federal funding through a U.S. Department of Defense FY09 Appropriations Bill. The Company intends to use the funds to evaluate the potential use of adult stem cell therapy for treating injuries suffered by members of the U.S. military and first responders, such as radiation exposure, severe burns, crush injuries of the bone and chronic open wounds.

Relationship with New England Cryogenic Center, Inc.

As previously reported, effective as of August 15, 2007, the Company entered into a Master Services Agreement (the "services agreement") with New England Cryogenic Center, Inc. ("NECC"), a leader in cryogenics for over 25 years. The services agreement provides for the parties to enter into a statement of work for each specific project to be performed by NECC thereunder. Effective as of August 15, 2007, the parties entered into the first statement of work under the services agreement pursuant to which NECC provides additional processing and cryogenic storage to the Company at its FDA registered and licensed facility in Newton, Massachusetts (the “NECC Facility”). On October 15, 2008, effective as of October 1, 2008, the parties entered into the second statement of work (“Second SOW”) under the services agreement to establish at the NECC Facility research and development capabilities for the Company. As previously reported, we had recently entered the research and development arena through our acquisition from the University of Louisville of a worldwide exclusive license to an early-stage technology to identify and isolate rare stem cells from adult human bone marrow, called VSEL (very small embryonic-like) stem cells. VSELs have many physical characteristics typically found in embryonic stem cells, including the ability to differentiate into specialized cells found in substantially all the different types of cells and tissue that make up the body.

The Second SOW relates to the use by the Company of shared laboratory space and equipment at the NECC facility to perform Company independent research as well as isolation and processing of VSELs. It also relates to research and development services that may be requested by the Company from New England Cell Therapies and Applied Research (“NECTAR”), a division of NECC, from time to time at the NECC Facility, and the use by the Company of certain administrative space next to the NECC Facility. The Second SOW calls for a monthly rental fee to be paid to NECTAR for the shared laboratory space and the administrative space, of $5,000 for the first twelve months and $6,000 per month thereafter. Services of NECTAR technical and scientific personnel and equipment, is available for a specified fee. The Company also has the right to open an adult stem cell collection center at the NECC Facility upon receipt of applicable regulatory approval, subject to the agreement of the parties on appropriate space. The Company will be responsible for all costs involved in opening and operating any such collection center and for regulatory compliance. The Second SOW also provides for NECTAR’s use of certain of the Company’s equipment and scientific and technical personnel for specified fees. The Second SOW has a term of two years and may be earlier terminated by either party upon 180 days’ prior written notice. The services agreement is for an initial term of five years, with automatic renewal for consecutive two year periods at the end of the initial term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Catherine M. Vaczy
Vice President and General Counsel

Dated: October 29, 2008